Exhibit (o)(i) under Form N-1A
                                            Exhibit (24) under Item 601/Reg. S-K

                                   POWER OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of FEDERATED GNMA TRUST and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                          TITLE                    DATE
----------                          -----                    ----

/S/ JOHN F. DONAHUE              Chairman and Trustee        February 23, 2000
-------------------
John F. Donahue                  (Chief Executive Officer)


/S/ GLEN R. JOHNSON                 President                February 23, 2000
-------------------
Glen R. Johnson

/S/ J. CHRISTOPHER DONAHUE       Executive Vice President    February 23, 2000
--------------------------
J. Christopher Donahue              and Trustee


/S/ RICHARD J. THOMAS            Treasurer                   February 23, 2000
---------------------
Richard J. Thomas                (Principal Financial and
                                  Accounting Officer)

/S/ THOMAS G. BIGLEY            Trustee                      February 23, 2000
--------------------
Thomas G. Bigley

/S/ JOHN T. CONROY, JR.         Trustee                      February 23, 2000
----------------------
John T. Conroy, Jr.

/S/LAWRENCE D. ELLIS, M.D.      Trustee                      February 23, 2000
--------------------------
Lawrence D. Ellis, M.D.

/S/ PETER E. MADDEN             Trustee                      February 23, 2000
-------------------
Peter E. Madden

/S/ JOHN E. MURRAY              Trustee                      February 23, 2000
-------------------
John E. Murray

/S/ MARJORIE P. SMUTS           Trustee                      February 23, 2000
---------------------
Marjorie P. Smuts

Sworn to and subscribed before me this 23rd day of February, 2000.

/S/ JANICE L. VANDENBERG

Janice L. Vandenberg

                                                 Exhibit (o)(ii) under Form N-1A
                                            Exhibit (24) under Item 601/Reg. S-K


                                   POWER OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of FEDERATED GNMA TRUST and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                          TITLE                    DATE
----------                          -----                    ----

/S/ WILLIAM D. DAWSON, III    Chief Investment Officer    February 23, 2000
--------------------------
William D. Dawson, III

Sworn to and subscribed before me this 23rd day of February, 2000.

/S/ JANICE L. VANDENBERG

Janice L. Vandenberg

                                                Exhibit (o)(iii) under Form N-1A
                                            Exhibit (24) under Item 601/Reg. S-K


                                   POWER OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of FEDERATED GNMA TRUST and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                          TITLE                    DATE
-----------                         -----                    ----

/S/ NICHOLAS P. CONSTANTAKIS      Trustee                 February 23, 2000
----------------------------
Nicholas P. Constantakis

Sworn to and subscribed before me this 23rd day of February, 2000.

/S/JANICE L. VANDENBERG

Janice L. Vandenberg

                                                 Exhibit (o)(iv) under Form N-1A
                                            Exhibit (24) under Item 601/Reg. S-K


                                   POWER OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of FEDERATED GNMA TRUST and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                   TITLE                    DATE
----------                   -----                    ----

/S/JOHN S. WALSH            Trustee                 February 23, 2000
----------------
John S. Walsh

Sworn to and subscribed before me this 23rd day of February, 2000.

/S/JANICE L. VANDENBERG

Janice L. Vandenberg

                                                  Exhibit (o)(v) under Form N-1A
                                            Exhibit (24) under Item 601/Reg. S-K


                                   POWER OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of FEDERATED GNMA TRUST and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                       TITLE                    DATE

/S/ CHARLES F. MANSFIELD, JR.   Trustee                 February 23, 2000
Charles F. Mansfield, Jr.

Sworn to and subscribed before me this 23rd day of February, 2000.

/S/JANICE L. VANDENBERG

Janice L. Vandenberg

                                                 Exhibit (o)(vi) under Form N-1A
                                            Exhibit (24) under Item 601/Reg. S-K


                                   POWER OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of FEDERATED GNMA TRUST and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                       TITLE                    DATE

/S/ JOHN F. CUNNINGHAM.   Trustee                 February 23, 2000
John F. Cunningham


Sworn to and subscribed before me this 23rd day of February, 2000.

/S/JANICE L. VANDENBERG
Janice L. Vandenberg